EXHIBIT 10.11







                        SIXTH GLOBAL AMENDMENT AGREEMENT

                          DATED AS OF DECEMBER 15, 2003

                                     BETWEEN




                                   CADIZ INC.
                                       AND
                              CADIZ REAL ESTATE LLC

                                  AS BORROWERS,




                                       AND

                                ING CAPITAL, LLC

                                    AS LENDER


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

R E C I T A L S................................................................1


SECTION 1.    Definitions......................................................6


SECTION 2.    Certain Acknowledgements........................................17


SECTION 3.    No Satisfaction.................................................17


SECTION 4.    Representations and Warranties; Undertakings....................18


SECTION 5.    Conditions Precedent............................................18


SECTION 6.    Covenants.......................................................25


SECTION 7.    Amendments......................................................26


SECTION 8.    Registration and Investor Rights................................38


SECTION 9.    General Release.................................................39


SECTION 10.   Waiver of Anti-Deficiency Protection............................39


SECTION 11.   Advice of Counsel...............................................40


SECTION 12.   Notices.........................................................40


SECTION 13.   Credit Documents Remain Binding Except as
                Expressly Amended or Modified by Sixth
                Global Agreement Documents....................................42


SECTION 14.   Governing Law; Dispute Resolution...............................42


SECTION 15.   Method of Payments..............................................43


SECTION 16.   Miscellaneous...................................................43


SCHEDULE A:   WIRE INSTRUCTIONS FOR ING AS THE LENDER..........................2
----------


SCHEDULE B:   LENDER'S LOANS...................................................3
----------


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                        SIXTH GLOBAL AMENDMENT AGREEMENT

         SIXTH GLOBAL AMENDMENT AGREEMENT, DATED AS OF DECEMBER 15, 2003 (THE "AGREEMENT" OR THE "SIXTH GLOBAL AMENDMENT AGREEMENT"), BETWEEN Cadiz Inc. (f/k/a Cadiz Land Company, Inc.) and Cadiz Real Estate LLC, as borrowers, the LENDERS party hereto, and ING CAPITAL LLC (f/k/a ING Baring (U.S.) Capital LLC and ING Baring (U.S.) Capital Corporation).

                                 R E C I T A L S

         A. This Agreement refers to: (i) that certain Loan Agreement dated as of March 15, 1995 among Cadiz and its then wholly owned subsidiary, Cadiz Valley Development Corporation ("CVDC"), as borrowers, and Lender, as the assignee of Henry Ansbacher & Co. Limited ("ANSBACHER"), as lender (as amended, modified, or supplemented from time to time, the "1995 LOAN AGREEMENT", and together with all other documents executed in connection therewith or relating thereto and schedules and exhibits thereto, including the 1995 Note referred to below, the "1995 CREDIT DOCUMENTS"); (ii) that certain Third Agreement to Modify Loans dated as of January 11, 1994 among Cadiz and CVDC, as borrowers, and Lender, as lender (as amended, modified, or supplemented from time to time, the "1994 LOAN AGREEMENT", and together with all other documents executed in connection therewith or relating thereto and schedules and exhibits thereto, including the CVDC Note, the Cadiz Note, and the Reimbursement Agreement referred to below, the "1994 CREDIT DOCUMENTS"); (iii) that certain letter of consent dated September 13, 1996 from Cadiz and CVDC and acknowledged and agreed to by Lender (the "CONSENT LETTER"), (iv) that certain Ring Financing and Supplemental and Confirmatory Agreement Relating to Event of Default dated as of September 13, 1996 among the borrowers and Lender (the "RING FENCING AGREEMENT"), (v) that certain Global Amendment Agreement dated as of March 31, 1997 between Cadiz and CVDC, as borrowers, and ING, as lender (as amended, modified, or supplemented from time to time, the "FIRST GLOBAL AMENDMENT AGREEMENT", and together with all other documents executed in connection therewith or relating thereto and the schedules and exhibits thereto, including the First Global Amendment Agreement Documents as defined in the First Global Amendment Agreement, the "FIRST GLOBAL AGREEMENT DOCUMENTS"), (vi) that certain Second Global Amendment Agreement dated as of April 30, 1999 between Cadiz, as borrower, and ING, as Lender (as amended, modified or supplemented from time to time, the "SECOND GLOBAL AMENDMENT AGREEMENT", and together with all other documents executed in connection therewith or relating thereto and the schedules and exhibits thereto, including the Second Global Agreement Documents as defined in the Second Global Amendment Agreement, the "SECOND GLOBAL AGREEMENT DOCUMENTS"), (vii) that certain Third Global Amendment Agreement dated as of December 22, 1999 between Cadiz, as borrower, and ING, as Lender (as amended, modified or supplemented from time to time, the "THIRD GLOBAL AMENDMENT AGREEMENT", and together with all other documents executed in connection therewith or relating thereto and the schedules and exhibits thereto, including the Third Global Agreement Documents as defined in the Third Global Amendment Agreement, the "THIRD GLOBAL AGREEMENT DOCUMENTS"), (viii) that certain Fourth Global Amendment Agreement dated as of December 22, 2000 between Cadiz, as borrower, and ING, as Lender (as amended, modified or supplemented from time to time, including that certain First Amendment to Fourth Global Agreement dated as of October 22, 2001, the "FOURTH GLOBAL AMENDMENT Agreement",


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and  together  with all other  documents  executed in  connection  therewith  or relating thereto and the schedules and exhibits thereto, including the Fourth Global Agreement Documents as defined in the Fourth Global Amendment Agreement, the "FOURTH GLOBAL AGREEMENT DOCUMENTS"), and (ix) that certain Fifth Global Amendment Agreement dated as of January 31, 2002 between Cadiz, as borrower, and ING, as Lender (as amended, modified or supplemented from time to time, the "FIFTH GLOBAL AMENDMENT AGREEMENT", and together with all other documents executed in connection therewith or relating thereto and the schedules and exhibits thereto, including the Fifth Global Agreement Documents as defined in the Fifth Global Amendment Agreement, the "FIFTH GLOBAL AGREEMENT DOCUMENTS", and along with the 1994 Credit Documents, the 1995 Credit Documents, the Consent Letter, the First Global Agreement Documents, the Second Global Agreement Documents, the Third Global Agreement Documents, the Fourth Global Agreement Documents, the Fifth Global Agreement Documents and the Sixth Global Agreement Documents (as defined herein), each as amended and in effect, collectively, the "CREDIT DOCUMENTS"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Fifth Global Amendment Agreement.

         B. Pursuant to the terms and conditions of the 1994 Loan Agreement, CVDC has heretofore executed that certain Secured Promissory Note dated January 11, 1994, in favor of Lender in the original principal sum of $2,546,783.06 (as amended and restated and in effect from time to time, the "CVDC NOTE"). The CVDC Note is secured by (collectively, the "CVDC LOAN
SECURITY"), INTER ALIA, (i) that certain First Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated January 11, 1994 (as amended from time to time, the "FIRST CVDC DEED OF TRUST"), executed by CVDC in favor of Lender which was recorded on May 23, 1994, as Instrument No. 94233573 in the Official Records of San Bernardino County California (the "OFFICIAL RECORDS") and which encumbers the real property (the "CVDC LAND") described in Exhibit "A" attached to the 1995 Loan Agreement and incorporated herein by this reference; and (ii) that certain First Assignment, Pledge and Security Agreement dated January 11, 1994, executed by CVDC in favor of Lender (collectively, the "FIRST CVDC SECURITY AGREEMENT"). CVDC's obligations under the loan (the "CVDC LOAN") evidenced by the CVDC Note have been guarantied pursuant to that certain Amended and Restated Guarantee dated January 11, 1994 (the "GUARANTEE"), executed by Cadiz (in such capacity, the "GUARANTOR") in favor of Lender. The Guarantee is secured, INTER ALIA, by (x) that certain Second Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Homer/Piute/Hammack) dated January 11, 1994 (as amended from time to time, the "CADIZ SECOND DEED OF TRUST"), executed by Cadiz in favor of Lender which was recorded on February 11, 1994, as Instrument No. 94058717 in the Official Records and which encumbers the real property (the "CADIZ PROPERTY") described in Exhibit "B" attached to the 1995 Loan Agreement and incorporated herein by this reference; and (y) that certain First Assignment, Pledge and Security Agreement dated January 11, 1994 (the "CADIZ FIRST ASSIGNMENT"), executed by Cadiz in favor of Lender.

         C. Also pursuant to the terms and provisions of the 1994 Loan Agreement, Cadiz has heretofore executed that certain Secured Promissory Note dated January 11, 1994 (as amended and restated and in effect from time to time, the "CADIZ NOTE"), in favor of Lender in the original principal amount of $2,397,424.08. The loan evidenced by the Cadiz Note is sometimes referred to in this Agreement as the "CADIZ LOAN." The Cadiz Note is secured by (collectively, the


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"CADIZ LOAN  SECURITY"),  among other  things,  (i) that  certain  First Deed of
Trust,   Assignment   of  Rents,   Security   Agreement   and   Fixture   Filing
(Homer/Piute/Hammack) dated January 11, 1994 (as amended from time to time, the "CADIZ FIRST DEED OF TRUST"), executed by Cadiz in favor of Lender which was recorded on February 11, 1994, as Instrument No. 94058716 in the Official Records and which encumbers the Cadiz Property; (ii) that certain Second Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (CVDC) dated January 11, 1994 (as amended from time to time, the "SECOND CVDC DEED OF TRUST"), executed by CVDC in favor of Lender which was recorded on May 23, 1994, as Instrument No. 94233574 in the Official Records and which encumbers the CVDC Land; (iii) that certain Second Assignment, Pledge and Security Agreement dated January 11, 1994, executed by Cadiz in favor of Lender (the "CADIZ SECOND ASSIGNMENT"); and (iv) that certain Second Assignment, Pledge and Security Agreement dated January 11, 1994 (the "SECOND CVDC SECURITY AGREEMENT"), executed by CVDC in favor of Lender.

         D. Pursuant to the terms of the 1994 Loan Agreement, Lender issued a letter of credit (the "LETTER OF Credit") in favor of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland" ("RABOBANK") in the maximum amount of $853,000 with respect to certain interest payable under that certain promissory note dated January 12, 1994 (the "RABOBANK NOTE"), executed by Cadiz and CVDC in favor of Rabobank in the original principal amount of $8,681,474.03. In conjunction with Lender's issuance of the Letter of Credit, Cadiz executed that certain Reimbursement Agreement dated January 11, 1994 (as amended and restated and in effect from time to time, the "REIMBURSEMENT AGREEMENT"), in favor of Lender. The indebtedness evidenced by the Reimbursement Agreement is sometimes referred to in this Agreement as the "L/C LOAN." The performance of Cadiz' obligations under the Reimbursement Agreement is secured by (collectively, the "LETTER OF CREDIT SECURITY"), among other things, (i) that certain Third Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Homer/Piute/Hammack) dated January 11, 1994, which was recorded on February 11, 1994 (as amended from time to time, the "CADIZ THIRD DEED OF TRUST"), as Instrument No. 94058718 in the Official Records and which encumbers the Cadiz Property; (ii) that certain Third Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (CVDC) dated January 11, 1994 (as amended from time to time, the "THIRD CVDC DEED OF TRUST"), executed by CVDC in favor of Lender which was recorded on May 23, 1994, as Instrument No. 94233575 in the Official Records and which encumbers the CVDC Land; (iii) that certain Third Assignment, Pledge and Security Agreement dated January 11, 1994 (the "CADIZ THIRD ASSIGNMENT"), executed by Cadiz in favor of Lender; and (iv) that certain Third Assignment, Pledge and Security Agreement dated January 11, 1994 (the "THIRD CVDC SECURITY AGREEMENT"), executed by CVDC in favor of Lender. Rabobank has heretofore drawn down the Letter of Credit in full.

         E. Pursuant to the terms and provisions of the 1995 Loan Agreement, Cadiz and CVDC jointly have heretofore executed that certain Secured Promissory Note dated March 29, 1995 (as amended and restated and in effect from time to time, the "1995 NOTE"), in favor of Lender in the original principal amount of $3,000,000.00. The loan evidenced by the 1995 Note is sometimes referred to in this Agreement as the "1995 LOAN." The 1995 Note is secured by (collectively, the "1995 SECURITY"), among other things, (i) that certain Fourth Assignment, Pledge and Security Agreement dated March 29, 1995 ("CADIZ FOURTH ASSIGNMENT"), between


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Cadiz and Lender,  pursuant to which Cadiz has granted Lender a fourth  priority security interest in the SWFG Collateral, the Farming Collateral, and EVCO Collateral, as security for the 1995 Note; (ii) that certain Fourth Assignment, Pledge and Security Agreement dated March 29, 1995 (the "FOURTH CVDC SECURITY AGREEMENT"), between CVDC and Lender, pursuant to which CVDC has granted to Lender a fourth priority security interest in the PSWR Collateral and the Harweal Collateral as security for the 1995 Note; (iii) that certain Fourth Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 29, 1995 (the "CADIZ FOURTH DEED OF TRUST"), executed by Cadiz in favor of Lender as security for the 1995 Note, which was recorded on March 31, 1995 as Instrument No. 95-099301 in the Official Records; and (iv) that certain Fourth Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 29, 1995 (the "FOURTH CVDC DEED OF TRUST"), executed by CVDC in favor of Lender as security for the 1995 Note, which was recorded on March 31, 1995 as Instrument No. 95-099300 in the Official Records.

         F. Pursuant to that certain Assignment Agreement dated as of March 31, 1997 by and between ING and Ansbacher (the "ING/ANSBACHER ASSIGNMENT AGREEMENT"), Ansbacher transferred and assigned to ING all of Ansbacher's rights, title and interests in, to and under the Credit Documents including, without limitation, the right to receive payment on the Lender's Loans and the Notes and the Reimbursement Agreement and all of the benefits of the Security Documents.

         G. Pursuant to the First Global Amendment Agreement, Cadiz, CVDC and ING amended the Credit Documents.

         H. Pursuant to the First Global Amendment Agreement, Lender consented to the merger of CVDC into Cadiz, PROVIDED, HOWEVER, that Cadiz: (a) expressly assumed all of CVDC's obligations to the Lender under the Credit Documents, as amended by the First Global Agreement Documents, and (b) executed a reaffirmation agreement relating to such assumption in form and substance satisfactory to Lender.

         I. On or about April 14, 1997, Cadiz effected the upstream merger into it of CVDC and the assumption of the CVDC's indebtedness. In accordance with the First Global Amendment Agreement, Cadiz executed and delivered to Lender that certain Reaffirmation Agreement, dated as of April 10, 1997, reaffirming its assumption of all of CVDC's obligations to Lender.

         J. Pursuant to that certain Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing (Term Loan), between Cadiz, as borrower, Commonwealth Land Title Company, as Trustee, and ING, recorded on August 14, 1998 in the Official Records of Tulare County, as Instrument No. 1998-0057196, Cadiz pledged certain real and personal property to secure the Term Loan Obligations to ING. Pursuant to that certain Consent and Waiver of ING under Term Loan and Revolving Credit Agreement to Sale of Vista Verde Property and Application of Proceeds, dated January 19, 1999 executed by ING, and a Substitution of Trustee and Full Reconveyance dated January 19, 1999, the real and personal property granted as security by Cadiz to ING under such Deed of Trust was released.


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         K.       Pursuant to that certain Deed of Trust,  Assignment  of Rents,
Security Agreement, Financing Statement and Fixture Filing between Cadiz, as borrower, Chicago Title Company, as Trustee, and ING, recorded on November 26, 1997 in the Official Records of San Bernardino County, as Instrument No. 97-434909 (the "CADIZ PSWRI DEED OF Trust" or "CADIZ FIFTH DEED OF TRUST"), Cadiz pledged certain real and personal property to secure the Term Loan Obligations to ING. Concurrently therewith, the PSWRI Deed of Trust and PSWRI Note (collectively, the "PSWRI COLLATERAL") were extinguished by way of merger of estates.

         L. Pursuant to that certain Collateral Substitution Agreement dated November 4, 1998 by and among Cadiz, ING and Southwest Fruit Growers, L.P. ("SWFG"), Cadiz granted to ING a security interest in certain property to secure the Lender's Term Loans as set forth in that certain Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing (Term
Loan), between Cadiz, Chicago Title Company and ING, recorded on November 4, 1998 in the Official Records of San Bernardino County, as Instrument No. 19980473320 (the "CADIZ SWFG DEED OF TRUST" or the "CADIZ SIXTH DEED OF TRUST"). Concurrently therewith, ING released its security interest in the SWFG Collateral and the Farming Collateral.

         M. Pursuant to the Second Global Amendment Agreement, Cadiz and ING further amended the Credit Documents.

         N. Pursuant to that certain Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing between Cadiz, as borrower, Chicago Title Company, as Trustee, and ING, dated as of July 1, 1999 and recorded on December 23, 1999 in the Official Records of San Bernardino County (the "Official Records"), as Instrument No. 524212 (the "CADIZ SEVENTH DEED OF TRUST (PIUTE)"), Cadiz pledged certain additional real and personal property to secure Cadiz's obligations to ING under the Credit Documents.

         O. Pursuant to the Third Global Amendment Agreement, Cadiz and ING further amended the Credit Documents.

         P. Pursuant to the Fourth Global Amendment Agreement, Cadiz and ING further amended the Credit Documents.

         Q. Pursuant to the Fifth Global Amendment Agreement, Cadiz and ING further amended the Credit Documents.

         R. The parties hereto wish to enter into this Agreement and all of the other documents executed in connection herewith or relating hereto and schedules and exhibits hereto (collectively, the "SIXTH GLOBAL AGREEMENT DOCUMENTS") to further amend the Credit Documents to, among other things, (a) confirm the obligations of Cadiz in favor of ING under the Credit Documents; (b) consent to the creation of a new special purpose entity, CRE, that is being assigned the assets of Cadiz and is becoming a co-borrower with Cadiz hereunder, and (c) provide for the issuance of new preferred stock to ING; (d) amend the interest rate on the Loan Obligations to either (at the election of the Borrowers as provided herein): (i) 8% per annum in cash or (ii) 4% per annum in cash plus 8% per annum in kind; and (e) provide for the


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further  extension  of the  Maturity  Date of the Notes and other  modifications thereof, all of the foregoing upon the terms and conditions set forth herein and in the other Sixth Global Agreement Documents.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, parties hereto hereby agrees as follows:

         SECTION  1. DEFINITIONS.


                  The terms and provisions of section 1.03 of the Revolving Credit Agreement, as in effect on the Restructuring Effective Date, shall apply to this Agreement. The following terms shall have the following meanings when used herein (all terms defined in this Section 1 or in other provisions of this Agreement in the singular shall have the same meaning in the plural and VICE VERSA):

         ADDITIONAL DRAW WARRANT CERTIFICATES: the Additional Initial Draw Warrant Certificates originally exercisable as of April 13, 1998 and May 8, 1998, to purchase, respectively, 112,500 and 37,500 shares of the Company's Common Stock, as revised and in effect.

         AFFILIATE: With reference to any entity, any other entity that, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, "controls," is "controlled by" or is under "common control with" such entity.

         AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         ANSBACHER shall have the meaning ascribed to such term in the recitals hereto.

         APPLICABLE INTEREST RATE means, with respect to any Term Loan Obligations for any Interest Period, either (a) if the Borrowers do not elect the PIK&Cash Payment Election, the Cash Payment Rate, or (b) if the Borrowers elect the PIK&Cash Payment Election, the PIK&Cash Payment Rate.

         BANKRUPTCY CODE: Title 11 of the United States Code, as amended, 11 U.S.C ss.ss. 101, ET SEQ.

         BORROWERS means, collectively, each of Cadiz and CRE, and each a "Borrower".

         BUSINESS DAY means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

         CADIZ means Cadiz Inc., a Delaware corporation, a borrower hereunder.

         "CADIZ/CRE MANAGEMENT AGREEMENT" means the Management Agreement as defined in the CRE LLC Agreement.


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


         CADIZ DEEDS OF TRUST: collectively, the Cadiz First Deed of Trust, the Cadiz Second Deed of Trust, the Cadiz Third Deed of Trust, the Cadiz Fourth Deed of Trust, the Cadiz PSWRI Deed of Trust, the Cadiz SWFG Deed of Trust and the Cadiz Seventh Deed of Trust (Piute), each as amended and modified from time to time.

         CADIZ FIRST ASSIGNMENT shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ FIRST DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ FOURTH ASSIGNMENT shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ FOURTH DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ LOAN shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ LOAN SECURITY shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ NOTE shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ PROPERTY shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ PSWRI DEED OF TRUST or CADIZ FIFTH DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         "CADIZ REAFFIRMATION AGREEMENT" means the agreement evidencing Cadiz Borrower's assumption and reaffirmation of all liabilities and obligations of Cadiz Valley Development Corporation, dated as of November 25, 1997.

         CADIZ SECOND ASSIGNMENT shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ SECOND DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ SERIES F PREFERRED STOCK CERTIFICATE means the certificate of Series F Preferred Stock issued by Cadiz to the Lender pursuant to the Transactions with the rights, privileges and preferences as set forth in the Certificate of Designations in the form attached hereto in Exhibit A. This is the same certificate that is required to be delivered under the Revolving Credit Agreement.

         CADIZ SEVENTH DEED OF TRUST (PIUTE) shall have the meaning ascribed to such term in the recitals hereto.


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


         CADIZ SWFG DEED OF TRUST or CADIZ SIXTH DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ THIRD ASSIGNMENT shall have the meaning ascribed to such term in the recitals hereto.

         CADIZ THIRD DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         CASH means legal tender of the United States of America.

         "CASH COLLATERAL ACCOUNT" means that certain account established at ING Capital, LLC, not in its capacity as Lender hereunder, but in its capacity as the cash collateral bank under the Cash Collateral Account Agreement, which account is being assigned and pledged as of the Restructuring Effective Date for the benefit of the Lender.

         CASH COLLATERAL ACCOUNT AGREEMENT means that certain agreement between Cadiz and the financial institution party thereto, in form and substance consented to by the Lender evidencing Cadiz' establishment of a debt service account assigned and pledged for the benefit of the Lender, in substantially the form as attached hereto in Exhibit B. This is the same agreement that is required to be delivered by the Cadiz Borrower under the Revolving Credit Agreement.

         CASH PAYMENT AMOUNT has the meaning set forth in Section 7(D) hereof.

         CASH PAYMENT ELECTION has the meaning set forth in Section 7(D) hereof.

         CASH PAYMENT RATE means eight percent (8%).

         CASH PORTION has the meaning set forth in Section 7(D) hereof.

         CASH PORTION RATE means four percent (4%).

         CONSENT LETTER shall have the meaning ascribed to such term in the recitals hereto.

         CONSENT TO CADIZ/SUN WORLD LEASE means the consent by the Lender to the New Cadiz/Sun World Lease, in substantially the form annexed hereto as Exhibit
C. This is the same consent that is required to be delivered under the Revolving Credit Agreement.

         CONSENT TO SUN WORLD SETTLEMENT means that certain consent of the Lender to the Sun World Settlement in substantially the form annexed hereto as Exhibit D. This is the same consent that is required to be delivered under the Revolving Credit Agreement.

         CRE means Cadiz Real Estate LLC, a Delaware limited liability company, a borrower hereunder.

         CRE GRANT DEED means that certain grant deed of trust conveying the real property ING Collateral held by Cadiz to CRE in substantially the form as attached hereto in Exhibit E.

         CRE LLC AGREEMENT means that certain Limited Liability Agreement of CRE between the Cadiz and M. Solomon & Associates, Inc., as the independent member, in substantially the form attached hereto in Exhibit F.

         CREDIT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         CVDC shall have the meaning ascribed to such term in the recitals hereto.

         CVDC DEEDS OF TRUST: collectively, the First CVDC Deed of Trust, the Second CVDC Deed of Trust, the Third CVDC Deed of Trust, and the Fourth CVDC Deed of Trust, each as amended and modified from time to time.

         CVDC LAND shall have the meaning ascribed to such term in the recitals hereto.

         CVDC LOAN shall have the meaning ascribed to such term in the recitals hereto.

         CVDC LOAN SECURITY shall have the meaning ascribed to such term in the recitals hereto.

         CVDC NOTE shall have the meaning ascribed to such term in the recitals hereto.

         "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         EIGHTH WARRANT CERTIFICATE: the revised and restated Eighth Warrant Certificate (as defined in the Fifth Global Amendment Agreement) for the purchase up to 125,000 shares of Cadiz' common stock that vested on February 15, 2002, as revised and in effect.

         ELEVENTH WARRANT CERTIFICATE: the revised and restated Eleventh Warrant Certificate (as defined in the Fifth Global Amendment Agreement) for the purchase up to 1,000,000 of Cadiz' common stock., as revised and in effect

         EVENT OF DEFAULT: (a) with respect to this Agreement, such terms has the meaning assigned to such term in Section 7(L); and (b) with respect to any other Credit Document, an Event of Default as defined thereunder.

         FEE WARRANT CERTIFICATE: the Fee Warrant Certificate, and originally exercisable as of August 1, 2002, to purchase 100,000 shares of the Company's Common Stock, as revised and in effect.

         FIFTH WARRANT CERTIFICATE: the Fifth Warrant Certificate for 150,000 of Cadiz' common stock that vested as of October 29, 1999, that entitles the holder thereof to purchase 150,000 shares, as revised and in effect.

         FIFTH GLOBAL AMENDMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         FIFTH GLOBAL AGREEMENT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         FIRST CVDC DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         FIRST CVDC SECURITY AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         FIRST EXTENSION REQUIREMENTS shall have the meaning ascribed to such term in Section 7(J) hereof.

         FIRST GLOBAL AGREEMENT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         FIRST GLOBAL AMENDMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         FIXED RATE means, with respect to any Borrowing for any Interest Period, either (a) if the Borrowers do not elect the PIK&Cash Payment Election, the Cash Payment Rate or (b) if the Borrowers elect the PIK&Cash Payment Election, the PIK&Cash Payment Rate.

         FOURTH CVDC DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         FOURTH CVDC SECURITY AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         FOURTH GLOBAL AMENDMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         FOURTH GLOBAL AGREEMENT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         FOURTH WARRANT CERTIFICATE: the Fourth Warrant Certificate for 100,000 shares of Cadiz' common stock that vested as of April 3, 1999, that entitles the holder thereof to purchase 100,000, as revised and in effect.

         GUARANTEE shall have the meaning ascribed to such term in the recitals hereto.

         GUARANTOR shall have the meaning ascribed to such term in the recitals hereto.

         ING: ING Capital LLC, a Delaware limited liability company.

         ING/ANSBACHER ASSIGNMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         ING COLLATERAL: the collateral security granted, pledged or hypothecated by the Borrowers to Lender under the Security Documents (but excluding the collateral specifically released under the Consent to Sun World Settlement) to secure the payment and satisfaction of the Term Loan Obligations.

         INITIAL DRAW WARRANT CERTIFICATE: the Initial Draw Warrant Certificate, and originally exercisable as of November 25, 1997, to purchase 200,000 shares of the Company's Common Stock.

         INTEREST PAYMENT DATE means the last day of the Interest Period applicable to any Term Loan Obligation.

         INTEREST PERIOD means, from and after September 30, 2003, each semi-annual period ending on March 31 and September 30 thereafter through and including the Maturity Date, provided, that (i) except as provided in clauses
(ii) and (iii) below, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) if any Interest Period would end after the Maturity Date, such Interest Period shall end on the Maturity Date.

         L/C LOAN shall have the meaning ascribed to such term in the recitals hereto.

         LENDER shall have the meaning ascribed to such term in the recitals hereto.

         LENDER'S TERM LOANS: Collectively, the CVDC Loan, the Cadiz Loan, the L/C Loan, and the 1995 Loan of Lender to the Borrowers.

         LETTER OF CREDIT shall have the meaning ascribed to such term in the recitals hereto.

         LETTER OF CREDIT SECURITY shall have the meaning ascribed to such term in the recitals hereto.

         LOAN OBLIGATIONS: collectively, the Revolving Loan Obligations and the Term Loan Obligations.

         "MANDATORY EQUITY PREPAYMENT" shall have the meaning ascribed to such term in Section 7(A) hereof

         MATURITY DATE means March 31, 2005, PROVIDED, HOWEVER, that if the First Extension Requirements are satisfied, then the Maturity Date shall be extended to September 30, 2005; provided, further, that if the Second Extension Requirements are satisfied, then the Maturity Date shall be extended to March 31, 2006; provided, further, that if the Third Extension Requirements are satisfied, then the Maturity Date shall be extended to September 30, 2006.

         MAXIMUM CASH COLLATERAL AMOUNT means, with respect to any Equity Issuance, the amount obtained by multiplying the amount of the outstanding Loan Obligations, by 8%, and multiplying the product thereof by the number of years (rounded upward to the nearest half year) between the date of such on which the proceeds of any Equity Issuance was received by either of the Borrowers and September 30, 2006 (computed on the basis of a year of 360 days).

         NEW CADIZ/SUN WORLD LEASE means that certain Agricultural Lease by and between Cadiz (or CRE as assignee of Cadiz), as lessor, and Sun World, as lessee, in substantially the form annexed hereto as Exhibit G.

         1995 CREDIT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         1995 LOAN shall have the meaning ascribed to such term in the recitals hereto.

         1995 LOAN AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         1995 NOTE shall have the meaning ascribed to such term in the recitals hereto.

         1995 SECURITY shall have the meaning ascribed to such term in the recitals hereto.

         1994 CREDIT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         1994 LOAN AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         NINTH WARRANT CERTIFICATE: the Ninth Warrant Certificate (as defined in the Fifth Global Amendment Agreement) for the purchase up to 125,000 shares of Cadiz' common stock that vested on April 1, 2002, as revised and in effect.

         NOTES: Collectively, the CVDC Note, the Cadiz Note, the Reimbursement Agreement and the 1995 Note, each as amended, restated and in effect from time to time.

         OFFICIAL RECORDS shall have the meaning ascribed to such term in the recitals hereto.

         PAST DUE EXPENSE DEFICIENCY means the amount of $20,000, corresponding to the amount that Lender's and Revolving Lenders' reasonable out-of-pocket expenses on and prior to the Restructuring Effective Date, including the reasonable fees, charges and disbursements of counsel, exceed $400,000.

         PAST DUE PAYMENT means a Cash payment of $2,425,034.62 made by Cadiz to ING that is comprised of (a) all accrued and unpaid interest due under the Credit Documents and the Revolving Loan Documents for the period through September 30, 2003 at the non-default rate in the amount of $1,412,457.21, (b) all accrued and unpaid interest due under the Revolving Loan Documents and the Credit Documents at the default rate for the period through September 30, 2003 in the amount of $612,577.40, and (c) $400,000 of Revolving Lenders' and the Lender's out-of-pocket expenses (including reasonable attorneys' fees) under the Revolving Loan

Documents and the Credit Documents for the period through the Restructuring Effective Date, provided that the Past Due Expense Deficiency shall be capitalized and included as part of the principal outstanding under the Tranche A Notes (as defined in the Revolving Credit Agreement).

         PERSON: shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         PIK PORTION has the meaning set forth in Section 7(D) hereof.

         PIK PORTION RATE means eight percent (8%).

         PIK&CASH PAYMENT ELECTION has the meaning set forth in Section 7(D) hereof.

         PIK&CASH PAYMENT ELECTION DEADLINE has the meaning set forth in Section 7(D) hereof.

         PIK&CASH PAYMENT ELECTION REQUEST means a request by the Borrowers to make a payment of accrued interest for an Interest Period through the remittance through the remittance of both (A) the Cash Portion plus (B) the PIK Portion.

         PIK&CASH PAYMENT RATE means twelve percent (12%), comprised of the sum of the PIK Portion Rate and the Cash Portion Rate.

         PREFERRED STOCK CERTIFICATE OF DESIGNATIONS means that certain Certificate of Designations of Series F Preferred Stock of Cadiz, in form and substance acceptable to Lenders, in substantially the form attached hereto in Exhibit H, that, inter alia, sets forth the rights, privileges and preferences of such preferred stock. This is the same document that is required to be delivered by the Cadiz under the Revolving Credit Agreement.

         PSWRI COLLATERAL shall have the meaning ascribed to such term in the recitals hereto.

         RABOBANK shall have the meaning ascribed to such term in the recitals hereto.

         RABOBANK NOTE shall have the meaning ascribed to such term in the recitals hereto.

         REGISTRATION RIGHTS AGREEMENT means the Registration Rights Agreement agreed to by Cadiz in favor of ING in the form attached hereto as Exhibit I. This is the same document that is required to be delivered by the Cadiz under the Revolving Credit Agreement.

         REIMBURSEMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         RESTRUCTURING EFFECTIVE DATE means the date on which the conditions specified in Section 5 are satisfied (or waived).

         RESTATED REVOLVING CREDIT AGREEMENT: the Revolving Credit Agreement, as
amended  and  restated  by  Cadiz  and  CRE,  as   co-borrowers,   and  ING,  as
administrative agent and lender thereunder, dated as of December 15, 2003.

         REVOLVING CREDIT AGREEMENT: that certain Credit Agreement, dated as of November 25, 1997, among Cadiz, as borrower, and ING, as administrative agent and lender, as amended, restated and/or modified from time to time.

         REVOLVING LENDERS: means, collectively, the Administrative Agent and the Lenders, each as defined in the Revolving Credit Agreement.

         REVOLVING LOAN DOCUMENTS: means the Loan Documents, as defined in the Revolving Credit Agreement, as amended and modified from time to time.

         REVOLVING LOAN OBLIGATIONS: means the obligations of Cadiz to Lender under the Revolving Loan Documents.

         REVOLVING WARRANTS: means, collectively, the warrants issued under the Revolving Loan Documents, as amended concurrently herewith, comprised of (i) the Initial Draw Warrant Certificate, (ii) the Additional Draw Warrant Certificates,
(iii) the Eighth Warrant Certificate, (iv) the Ninth Warrant Certificate, (v) the Tenth Warrant Certificate, (vi) the Eleventh Warrant Certificate, (vii) the Twelfth Warrant Certificate, and (viii) the Fee Warrant Certificate.

         RING FENCING AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         SECOND CVDC DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         SECOND CVDC SECURITY AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         SECOND EXTENSION REQUIREMENTS shall have the meaning ascribed to such term in Section 7(J) hereof.

         SECOND GLOBAL AGREEMENT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         SECOND GLOBAL AMENDMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         SECOND WARRANT CERTIFICATE: the Second Warrant Certificate (as defined in the First Global Amendment Agreement) for 75,000 shares of Cadiz' common stock that vested as of April 30, 1998, amended to reflect a change in the strike price, that entitles the holder thereof to purchase 75,000 shares, as revised and in effect.

         SECURITY DOCUMENTS: the CVDC Loan Security, the Cadiz Loan Security, the Letter of Credit Security, and the 1995 Security, the other Cadiz Deeds of Trust, and any other documents evidencing or securing the Notes and/or the L/C Loan, each as amended and modified from time to time.

         SIXTH AMENDMENT DOCUMENTS has the meaning ascribed to such term in the Revolving Credit Agreement.

         SIXTH GLOBAL AMENDMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         SIXTH GLOBAL AGREEMENT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         SEVENTH WARRANT CERTIFICATE: the Seventh Warrant Certificate (as defined in the Third Global Amendment Agreement) for 100,000 shares of Cadiz' common stock that vested as of October 31, 2000, as revised and in effect.

         SIXTH WARRANT CERTIFICATE: Second Warrant Certificate (as defined in the Second Global Amendment Agreement) for 50,000 shares of Cadiz' common stock that vested as of April 3, 2000, as revised and in effect.

         SUBSIDIARY: with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. With respect to the Borrowers, Subsidiary shall exclude Sun World and its subsidiaries during the pendency of the bankruptcy case for Sun World pending as of the Restructuring Effective Date.

         SUN WORLD: Sun World International, Inc., a Wholly Owned Subsidiary of Cadiz.

         SUN WORLD  INDENTURE:  that  certain  Indenture,  dated as of April 16,
1997, among Sun World, Cadiz, the subsidiary guarantors thereto, and the Sun World Trustee, as amended by that certain Amendment to Indenture, dated as of October 9, 1997, and that certain Amendment to Indenture, dated as of January 23, 1998, as further amended from time to time.

         SUN WORLD SETTLEMENT: the settlement relating to claims between Cadiz and Sun World, and the related release of certain collateral relating to Sun World implementing the settlement described in the term sheet, as annexed hereto in Exhibit J, which documents evidencing the settlement are in form and substance reasonably satisfactory to Cadiz and the Lender.

         SUN WORLD TRUSTEE: The Bank of New York, in its capacity as the successor trustee under the Sun World Indenture and any successor trustee thereunder.

         SWFG shall have the meaning ascribed to such term in the recitals hereto.

         TENTH WARRANT CERTIFICATE: the Tenth Warrant Certificate (as defined in the Fifth Global Amendment Agreement) for the purchase up to 250,000 shares of Cadiz' common stock that vested on August 1, 2002, as revised and in effect.

         TERM LOAN OBLIGATIONS: the obligations of Cadiz to Lender under the Credit Documents, as amended by the Sixth Global Agreement Documents.

         TERM NOTES: collectively, the following notes and agreements evidencing the Term Loan Obligations: the Cadiz Note, the CVDC Note, the Reimbursement Agreement and the 1995 Note

         THIRD CVDC DEED OF TRUST shall have the meaning ascribed to such term in the recitals hereto.

         THIRD CVDC SECURITY AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         THIRD EXTENSION REQUIREMENTS shall have the meaning ascribed to such term in Section 7(J) hereof.

         THIRD GLOBAL AMENDMENT AGREEMENT shall have the meaning ascribed to such term in the recitals hereto.

         THIRD GLOBAL AGREEMENT DOCUMENTS shall have the meaning ascribed to such term in the recitals hereto.

         TRANSACTIONS means the execution, delivery and performance by the Borrowers of this Agreement, the other Credit Documents, the Revolving Loan Documents and the transactions contemplated herein and therein.

         WARRANT CERTIFICATES: collectively, the Second Warrant Certificate, the Fourth Warrant Certificate, the Fifth Warrant Certificate, the Sixth Warrant Certificate, the Seventh Warrant Certificate, the Eighth Warrant Certificate, the Ninth Warrant Certificate, the Tenth Warrant Certificate and the Eleventh Warrant Certificate.

         WHOLLY OWNED SUBSIDIARY: with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         SECTION 2. CERTAIN ACKNOWLEDGEMENTS.

                  The parties hereby acknowledge and agree that prior to the Restructuring Effective Date, the Borrowers have borrowed the principal amount of $10,095,068.21 of Term Loan Obligations from the Lender. The Borrowers hereby further expressly acknowledge and agree that as of December 15, 2003, the outstanding Term Loan Obligations are in the principal amount (excluding accrued and unpaid interest) of $10,095,068.21, and, as summarized in schedule B hereto, comprise the following indebtedness owed to Lender: (a) the outstanding principal balance on Cadiz Loan is $3,103,860.02, (b) the outstanding principal balance on the CVDC Loan is $3,299,488.32, (c) the outstanding principal balance on the L/C Loan is $719,494.90, and (d) the outstanding principal balance on the 1995 Loan is $2,972,224.97. The foregoing amounts do not include (y) accrued and unpaid interest from and after September 30, 2003, which accrued interest Borrowers remain obligated to repay, or (z) the reduction of $95,068.21 to the principal amount of the L/C Loan as set forth in Section 7(E) hereof. Each of the Term Loan Obligations (including, but not limited to, the obligations under the CVDC Note, the Cadiz Note, the Reimbursement Agreement and the 1995 Note are the joint and several obligations of the Borrowers to repay such Term Loan
Obligations to the Lender. Each of the CVDC Note, the Cadiz Note, the Reimbursement Agreement and the 1995 Note shall also be evidenced by amended and restated notes, which shall be duly and validly executed and delivered by the Borrowers, payable to the order of the Lender, which notes shall replace the existing CVDC Note, the Cadiz Note, the Reimbursement Agreement and the 1995 Note.

         SECTION 3. NO SATISFACTION.

                  After taking into account the provisions of Section 7(E) hereof, the Borrowers hereby expressly acknowledge and agree that nothing in this Agreement or in any document or instrument executed in connection with or pursuant to this Agreement shall constitute a satisfaction of or a novation as to all or any portion of Cadiz' indebtedness under the CVDC Loan, the 1995 Loan, the Cadiz Loan, the Guarantee, the Reimbursement Agreement or the 1995 Loan or the other Loan Obligations. The Borrowers hereby unconditionally reaffirms, reconfirms and restates its obligation to pay in full the indebtedness arising under the Cadiz Loan, the Reimbursement Agreement, the Guarantee, the L/C Loan (as adjusted herein) and the 1995 Loan (collectively, the "CADIZ INDEBTEDNESS") to Lender and such obligations constitute allowed, legal, valid, binding, enforceable and non-avoidable obligations of the Borrowers, and are not subject to any offset, defense, counterclaim, avoidance, or subordination pursuant to the Bankruptcy Code or any other applicable law. Each Borrower hereby unconditionally reaffirms, reconfirms and restates its obligation to pay in full the indebtedness arising under the CVDC Loan and the 1995 Loan (the "CVDC INDEBTEDNESS") to Lender. Each Borrower as to both the Cadiz Indebtedness and CVDC Indebtedness hereby further acknowledges and agrees that (a) it has no defenses to the enforcement of such obligations (or any portion thereof) or any of the other Loan Obligations; and (b) it has no counter-claims or claims of offset whatsoever with respect to any of the Loan Obligations (or any portion thereof) and that neither this Agreement nor the consummation of the transactions contemplated herein will give rise to any such defenses, counter-claims or claims of offset.

         SECTION 4. REPRESENTATIONS AND WARRANTIES; UNDERTAKINGS.

                  Each Borrower hereby represents and warrants to the Lender each of the representations and warranties that each such Borrower gave to the Revolving Lenders under the Restated Revolving Credit Agreement and the other Restated Loan Documents mutatis mutandi as if given to the Lender hereunder, all of which shall apply and be enforceable for the benefit of the Lender as if fully set forth herein and made on and as of the date hereof. Each Borrower further represents and warrants that (a) on the date hereof no Event of Default or Default (other than those that have been previously cured or will be cured on the Restructuring Effective Date) under any Credit Document has occurred, (b) the execution and delivery by it of this Agreement and the other Sixth Global Agreement Documents has been duly authorized by all requisite corporate action, and it has obtained or will obtain prior to the Effective Date any required approvals of third parties for the execution and delivery of such documents, (c) Lender has performed or complied with all material obligations required to be performed or complied with by it under the Credit Documents and, as of the date hereof, there are no amounts due and owing by Lender under the Credit Documents as amended and in effect on the Restructuring Effective Date, and (f) the Lender has no obligation to acquire additional notes or to make additional loans or extensions of credit to the Borrowers under the Credit Documents or hereunder, and (g) to such Borrower's knowledge, upon due inquiry, Lender has not engaged in any acts, conduct or omissions that could result in the Lender receiving a smaller distribution on account of the Term Loan Obligations or the Shares (as defined in the ING/Ansbacher Assignment Agreement) than would otherwise apply. Each of the parties hereto represents and warrants that such party has full authority and legal power to execute this Agreement and each of the other Sixth Global Agreement Documents that it has executed and that this Agreement and each of the Credit Documents (as amended by the Sixth Global Agreement Documents) constitute valid and binding obligations of such party. As set forth in the 1995 Loan Agreement, (x) each Borrower hereby reaffirms its undertaking to use its best efforts to substitute direct first, second, third and fourth lien deeds of trust for the security interests currently held by Lender in the EVCO Collateral and Harweal Collateral; and (y) each Borrower hereby reaffirms its undertaking to provide to Lender all such financial and other information as Lender may from time to time require concerning the Water Assets. In addition, each Borrower will provide to Lender any documents and information provided to the Revolving Lenders under any Revolving Credit Agreement and the other Revolving Loan Documents.

         SECTION 5. CONDITIONS PRECEDENT.

         A. RESTRUCTURING EFFECTIVE DATE. This Agreement shall become effective on the date (the "RESTRUCTURING EFFECTIVE DATE") on which the Lender shall notify the Borrowers that the following conditions have been satisfied (or waived in accordance with Section 16(E) hereof), in the Lender's sole discretion:

                  (1) ING shall have received the Past Due Payment (which is the same payment required under the Credit Agreement and should not be paid twice by the Borrowers).

                  (2) CRE has been duly formed and is validly existing by Cadiz in accordance with the CRE LLC Agreement.

                  (3) Cadiz shall have transferred substantially all of its assets, rights and interests in Cadiz' property that constitutes ING Collateral for the Lender to its CRE Subsidiary, subject to the Liens and obligations arising under the Revolving Loan Documents and the Term Loan Documents in favor of ING.

                  (4) to the extent required in the CRE LLC Agreement, Cadiz and CRE shall have executed the Cadiz/CRE Management Agreement, which agreement shall be binding and in effect.

                  (5) The Lender shall have received budget and projections that are reasonably satisfactory to the Lender.

                  (6) The Lender shall have received counterparts of this Agreement and the other Sixth Global Agreement Documents (in recordable form, where appropriate) duly executed and delivered by the Borrowers in form and substance satisfactory to Lender (in Lender's absolute discretion), including, but not limited to, the following:

                           (a)      this Agreement;

                           (b)      the following documents relating to the CVDC
                                    Loan:

                                    (A)      Sixth  Amended  and  Restated  CVDC
                                             Note, in the form  attached  hereto
                                             in Exhibit K;

                                    (B)      Sixth  Modification  of  the  First
                                             CVDC  Deed of  Trust,  in the  form
                                             attached hereto in Exhibit L;

                                    (C)      Sixth  Modification  of  the  Cadiz
                                             Second  Deed of Trust,  in the form
                                             attached hereto in Exhibit M

                                    (D)      Sixth  Modification  of  the  Cadiz
                                             First   Assignment,   in  the  form
                                             attached hereto in Exhibit N;

                           (c) the following documents relating to the Cadiz Loan:

                                    (A)      Sixth  Amended and  Restated  Cadiz
                                             Note, in the form  attached  hereto
                                             in Exhibit O;

                                    (B)      Sixth  Modification  of  the  Cadiz
                                             First  Deed of  Trust,  in the form
                                             attached hereto in Exhibit P;

                                    (C)      Sixth  Modification  of the  Second
                                             CVDC  Deed of  Trust,  in the  form
                                             attached hereto in Exhibit Q;

                           (d)      the following  documents relating to the L/C
                                    Loan:

                                    (A)      Sixth    Amended    and    Restated
                                             Reimbursement     Agreement    duly
                                             executed  by Cadiz and CRE,  in the
                                             form attached hereto in Exhibit R;

                                    (B)      Sixth  Modification  of  the  Cadiz
                                             Third  Deed of  Trust,  in the form
                                             attached hereto in Exhibit S;

                                    (C)      Sixth  Modification  of  the  Third
                                             CVDC  Deed of  Trust,  in the  form
                                             attached hereto in Exhibit T;

                                    (D)      Sixth  Modification  of Cadiz Third
                                             Assignment,  in the  form  attached
                                             hereto in Exhibit U;

                                    (E)      Sixth  Modification  of Third  CVDC
                                             Security  Agreement,  in  the  form
                                             attached hereto in Exhibit V;

                           (e)      the following documents relating to the 1995
                                    Loan:

                                    (A)      Sixth  Amended  and  Restated  1995
                                             Note, in the form  attached  hereto
                                             in Exhibit W;

                                    (B)      Sixth  Modification  of  the  Cadiz
                                             Fourth  Deed of Trust,  in the form
                                             attached hereto in Exhibit X;

                                    (C)      Sixth  Modification  of the  Fourth
                                             CVDC  Deed of  Trust,  in the  form
                                             attached hereto in Exhibit Y;

                                    (D)      Pledge and Security  Agreement  for
                                             1995  Note,  in the  form  attached
                                             hereto in Exhibit Z;

                           (f) the Fifth Modification of the Cadiz Deed of Trust (PSWRI), in the form attached hereto in Exhibit AA;

                           (g) the Fifth Modification of the Cadiz Deed of Trust (SWFG), in the form attached hereto in Exhibit BB;

                           (h) the Fourth Modification of the Cadiz Seventh Deed of Trust (Piute), in the form attached hereto in Exhibit CC;

                           (i)      the following documents:

                                    (A)      the Registration Rights Agreement;

                                    (B)      the  Purchaser  Certificate  in the
                                             form attached hereto in Exhibit DD;

                                    (C)      the   Cash    Collateral    Account
                                             Agreement, which shall be opened in
                                             compliance with Section 2.16 of the
                                             Revolving Credit Agreement;

                                    (D)      a copy of the CRE LLC Agreement;

                                    (E)      a  copy  of  the   Certificate   of
                                             Designations   evidencing   to  the
                                             satisfaction  of the  Lenders  that
                                             such  document  has  been  properly
                                             filed with the  Secretary  of State
                                             of the State of Delaware;

                                    (F)      the Cadiz Series F Preferred  Stock
                                             Certificate;

                                    (G)      the   certificate  of  cancellation
                                             with  respect  to series D, E-1 and
                                             E-2 preferred  stock of Cadiz;

                                    (H)      the  Consent  to  Cadiz/Sun   World
                                             Settlement;

                                    (I)      the  certificate  of formation  for
                                             CRE; and

                                    (J)      the CRE  Assignment  and Assumption
                                             Agreement.

                  (7) Each Borrower, to the extent that it is a party thereto, shall have confirmed in writing that the following documents remain valid and binding agreements and/or instruments, which written confirmation is in form and substance satisfactory to the Administrative Agent, in its sole discretion, and that Borrowers and, as applicable, their Participating Subsidiaries remain bound by the terms and provisions of the following documents:

                           (a)      each of the Warrant Certificates;

                           (b)      each of the Revolving Warrants;

                           (c) the other Credit Documents, as amended and in effect.

                  (8) the Lender shall have received an opinion from each Borrower's counsel, in substantially the form annexed hereto as Exhibit EE, in form and substance satisfactory to the Lender (A) that each Borrower is in good standing in the States of Delaware and California, (B) as to the due authorization, execution and delivery of this Agreement and the other Sixth Global Agreement Documents, (C) that this Agreement and the other Sixth Global Agreement Documents constitute valid, binding and enforceable obligations of Cadiz, and (D) as to such other matters as the Lender shall reasonably request, which opinion is supported by a certification from each Borrower's restructuring counsel stating that such counsel knows of no error or inaccuracy in and knows of no reason why the
                           Lender should not rely upon the opinion of such Borrower's counsel, both in form and substance reasonably satisfactory to such Borrower and the Lender.

                  (9) the Lender shall have received certified copies of the resolutions (in form and content satisfactory to Lender) of the Board of Directors of Cadiz approving and authorizing this Agreement and the other Sixth Global Agreement Documents, and the effectuation of the transactions contemplated herein and/or therein, as the case may be, and any and all actions to be taken by Cadiz in furtherance and in connection with this Agreement and/or the other Sixth Global Agreement Documents;

                  (10) the Lender shall have received from the Delaware Secretary of State a Certificate of Good Standing with respect to Cadiz, a certificate evidencing the formation of the CRE Borrower as a limited liability company in the State of Delaware, and a certificate evidencing that each Borrower is qualified to do business in California, all of which certificates must be in form and content satisfactory to Administrative Agent.

                  (11) the Lender shall have received certificates (in form and content satisfactory to Lender) of the Secretary of each Borrower, certifying as to the names and signatures of the officers authorized to sign this Agreement and the other documents to be executed and delivered on its behalf pursuant to this Agreement.

                  (12) Except as provided in Section 3.09 of the Revolving Creit Agreement (or as provided for under 5(B) hereof), to the best of each Borrower's knowledge, all real property taxes with respect to the property encumbered by any of the ING Collateral, as well as all real property taxes affecting the property encumbered by any and all deeds of trust pledged or assigned to Lender as security for the Term Loan Obligations (or any of them), shall have been paid prior to the date any fine, penalty, interest, late-charge or loss may be added to such taxes or charged against such real property or other ING Collateral for the non-payment or late-payment of such taxes.

                  (13) Each Borrower shall have caused appropriate officers of such Borrower to execute and deliver to Lender such additional certificates with respect to matters relating to the transactions contemplated herein as Lender may require.

                  (14) Each Borrower shall have executed and delivered or caused the appropriate third parties to execute and/or deliver (in recordable form, where appropriate, and otherwise in form and content satisfactory to

                           Lender) such other documents, instruments, agreements and writings as Lender may require in connection with the creation or continuation of any security interest(s) granted to Lender in furtherance of the transactions contemplated by this Agreement or as Lender may otherwise require in connection with the consummation of such transactions (including, without limitation, current estoppel certificates relating to the EVCO Collateral and the Harweal Collateral; guaranty waivers, security agreements; pledges; assignments; subordination agreements; endorsements; certificates; certifications; reports; and studies).

                  (15) The Lender shall have received such other documents as the Lender may reasonably request.

                  (16) The Lender shall have received confirmation, in form and substance satisfactory to the Lender, that (i)
                           Borrowers have paid (a) all premiums for the endorsements to the Title Policies required pursuant to clause A above and (b) all recording and filing fees relating to the recording of the amendment to the Cadiz Deeds of Trust and the CVDC Deeds of Trust required to be delivered pursuant to Section 5 of this Agreement and (ii) all amendments to the Cadiz Deeds of Trust and the CVDC Deeds of Trust required to be delivered pursuant to Section 5(B) of this Agreement have been duly accepted for recording.

                  (17) As of the date hereof, or as soon as practicable hereafter, but in no event later than ten (10) days hereafter (provided that Lender has made such a request within four (4) days hereafter), Uniform Commercial Code financing statements covering all the security interests created by or pursuant to the
                           Security  Documents  in the  ING  Collateral  pledged
                           pursuant thereto, shall have been executed and delivered by each Borrower to the Lender and such financing statements, or other statements or documents to the same purposes, shall have been duly filed in all other applicable jurisdictions in the United States of America necessary or desirable to perfect said security interests and there shall have been taken all other action as the Lender may reasonably request or as shall be necessary to perfect such security interests to the extent required by the applicable Security Documents.

                  (18) No Default shall have occurred and be continuing after giving effect to the transactions set forth in the Restated Revolving Credit Agreement and this Agreement.

                  (19) After giving effect to the transactions set forth in this Agreement and the Restated Revolving Credit Agreement, each Borrower shall have performed or observed and be continuing to perform each term, covenant or agreement contained in any Credit Document or Revolving Loan Document.

                  (20) The Administrative Agent shall have received all fees, preferred stock and other amounts due and payable on or prior to the Restructuring Effective
                           Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

                  (21) All governmental and third party approvals necessary or, in the discretion of the Lender, advisable in connection with the Transaction, the financing contemplated hereby and the continuing operations of the Borrowers shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transactions or the financing thereof.

                  (22) The Lender shall have received confirmation, in form and substance satisfactory to the Lender, that (i)
                           Borrowers have paid (a) all premiums for the endorsements to the Title Policies required pursuant to Section 5(B)(1)(a) hereof, (b) all recording and filing fees relating to the recording of the CRE Grant Deed and the amendments to the Cadiz Deeds of Trust and CVDC Deeds of Trust required to be delivered pursuant to this Section 5(A) and 5(B) of this Agreement, and (c) amounts sufficient to satisfy all real property taxes with respect to the property encumbered by the Cadiz Deeds of Trust and the CVDC Deeds of Trust, along with any fine, penalty, interest, late charge or similar fine or penalty with respect to the payment of such taxes, to Chicago Title Insurance Company with instructions to utilize such funds to pays such taxes, fines, penalties, interest, late charges or similar fines or penalties, and (ii) the CRE Grant Deed and all amendments to the Cadiz Deeds of Trust and CVDC Deeds of Trust required to be delivered pursuant to this Section 5(A) of this Agreement, each in form and substance satisfactory to Lender and as executed and ready for recordation, have been duly delivered to Chicago Title Insurance Company.

                  (23)     the "Restructuring  Effective Date" as defined in the
                           Restated   Revolving   Credit  Agreement  shall  have
                           occurred.

         Each of the conditions set forth in this Section 5(A) shall be waivable by Lender in its sole and absolute discretion, it being understood and agreed that any such waiver shall only be valid if made in writing by Lender.

         B. CONDITIONS SUBSEQUENT(1) Not later than the December 22, 2003, Borrowers shall cause the following conditions subsequent to be satisfied:

                  (a) the Lender shall have received a "date down and modification" endorsement to each of the mortgagee title insurance policies

                           (collectively, the "TITLE POLICIES") issued for the benefit of the Lender with respect to the Cadiz Deeds of Trust, and the CVDC Deeds of Trust, which endorsements shall (i) be issued by the Chicago Title Insurance Company for the benefit of the Lender and its successors and assigns, (ii) insure the amendments to the Cadiz Deeds of Trust and the CVDC Deeds of Trust required to be delivered pursuant to
                           Section 5 of this Agreement and the continued priority of the Cadiz Deeds of Trust and the CVDC Deeds of Trust granted to the Lender, (iii) confirm that all real property taxes with respect to the property encumbered by the Cadiz Deeds of Trust and the CVDC Deeds of Trust have been paid prior to the date of the Title Policies, along with any fine, penalty, interest, late charge or similar fine or penalty with respect to the payment of such taxes,
                           (iv) be otherwise in form and substance satisfactory to the Lender in its sole discretion;

                  (b) all real property taxes with respect to the property encumbered by the Cadiz Deeds of Trust and the CVDC Deeds of Trust have been paid prior to the date of the Title Policies, along with any fine, penalty, interest, late charge or similar fine or penalty with respect to the payment of such taxes, and

                  (c) the delivery to the Administrative Agent (or its counsel) by each Borrower of any Uniform Commercial Code financing statements covering all the security interests created by or pursuant to the Pledge and Security Agreements in the ING Collateral pledged pursuant thereto, as executed by each Borrower to the Lender, along with such financing statements, or other statements or documents to the same purposes, within the time period required under Section 5(A)(17) hereof.

         (2)      Any failure to satisfy the conditions  subsequent set forth in
                  Section 5(B)(1)(a) or (b) on or before December 22, 2003, or the condition subsequent set forth in Section 5(B)(1)(c) by the date required therein, shall constitute an Event of Default.

         SECTION  6. COVENANTS

         A. AFFIRMATIVE COVENANTS. Until the Term Loan Obligations shall have been paid in full, each Borrower covenants and agrees with the Lenders to each of the affirmative covenants agreed to by such Borrower set forth in
Article V of the Restated Revolving Credit Agreement mutatis mutandi as if given to the Lender hereunder, all of which shall apply and be enforceable for the benefit of the Lender as if fully set forth herein and made a part hereof as if fully set forth herein.

         B. NEGATIVE COVENANTS. Until the Term Loan Obligations shall have been paid in full, each Borrower covenants and agrees with the Lenders to each of the negative covenants agreed to by such Borrower set forth in Article VI of the Restated Revolving Credit Agreement mutatis mutandi as if given to the Lender hereunder, all of which shall apply and be enforceable for the benefit of the Lender as if fully set forth herein and made a part hereof as if fully set forth herein.

         SECTION 7. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but effective as of the date hereof, the Credit Documents shall be amended as follows:

         A. CERTAIN MANDATORY PREPAYMENTS RELATING TO, INTER ALIA, METROPOLITAN WATER DISTRICT PAYMENTS. The provisions and terms set forth in
Section 6(C) of the Fourth Global Amendment Agreement shall cease to be in effect as of the Restructuring Effective Date. On and after the Restructuring Effective Date, in addition to any other prepayments required under the Credit Documents, prepayments of the Term Loan Obligations shall be required as follows (any prepayment of the Term Loan Obligations set forth in (a) and (b) of this Subsection shall be effected in each case in the manner and to the extent specified in Subsection (3) of this Section 7(A)).

                  (1) CERTAIN MANDATORY PREPAYMENTS FOR EQUITY CONTRIBUTION. Subject to Section 7(A)(2) below, to the extent, if any, that either Borrower raises, collects, or receives, proceeds from any Equity Issuance in any manner after the Restructuring Effective Date, then the Borrowers shall prepay the Loan Obligations in an aggregate amount equal to 35% of such cumulative proceeds to prepay the Lender's outstanding Loan Obligations (such amount of proceeds, the "MANDATORY EQUITY PREPAYMENT") (as allocated between the Revolving Loan Obligations and the Term Loan Obligations as determined by Lender in its sole discretion); PROVIDED, HOWEVER, that if and to the extent that the amount of Cash in the Cash Collateral Account is less than the Maximum Cash Collateral Amount, then such Borrower may deposit all or a portion of the Mandatory Equity Prepayment in the Cash Collateral Account subject to the Cash Collateral Account Agreement.

                  (2) CASHLESS EQUITY ISSUANCES TO THIRD PARTIES. If there is an Equity Issuance after the Restructuring Effective Date involving Persons not affiliated with the Borrowers or their Affiliates and who are not "insiders" (as defined in section 101 of title 11 of the United States Code), employee or agent of any such entities under which there are no cash or other liquid proceeds thereof (a "CASHLESS EQUITY ISSUANCE"), then the Cadiz Borrower must provide all holders of the Cadiz Series F Preferred Stock with anti-dilution protections as provided in the Cadiz Series F Preferred Stock Certificate and the Preferred Stock Certificate of Designations.

                  (3) APPLICATION. Prepayments to the Term Loan Loan Obligations described in the above subsections of
                           Section 7(A) and allocated, in accordance with subsections 7(A)(1) for the prepayment of Term Loan Obligations, shall be applied, subject to the allocation described in section 2.21 of the Revolving Credit Agreement, in the following order:

                  (a) then due and payable interest and fees under the Credit Documents; and

                  (b) then the principal amounts outstanding under the Notes (as applied to each of the Notes in the Lender's sole discretion); and

                  (c) then all other Term Loan Obligations and other amounts due under the Revolving Loan Documents.

         (4) For purposes of this Agreement, the following term shall have the following meaning:

                           "Equity Issuance" shall mean (a) any issuance or sale by either of the Borrowers or any of their respective Subsidiaries after the Restructuring Effective Date of (i) any capital stock, partnership (limited or general) or limited liability company membership interests (certificated or otherwise), (ii) any warrants or options exercisable in respect of capital stock (other than any warrants or options issued to directors, officers or employees of the Borrowers or any of their Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Borrower issued upon the exercise of such warrants or options) or
                           (iii) any other security or instrument representing an equity interest (including a limited or general partnership or limited liability company membership interest (certificated or otherwise) (or the right to obtain any equity interest upon exercise, exchange or conversion thereof), in either of the Borrowers or any of their respective Subsidiaries, or (b) the receipt by either Borrower or any of their respective Subsidiaries after the Restructuring Effective Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (x) any such issuance or sale by any Subsidiary of either Borrower to either of the Borrower or any Subsidiary of the Borrowers, or (y) any capital contribution by either Borrower or any Wholly Owned Subsidiary of either Borrower to any Subsidiary of either Borrower.

         B. JOINT AND SEVERAL LIABILITY. The Loan Obligations shall constitute one joint and several direct and general obligation of all of the Borrowers. Notwithstanding anything to the contrary contained herein, each of the Borrowers shall be jointly and severally, with each other Borrower, directly and unconditionally liable to the Lender for all Term Loan Obligations and shall have the obligations of co-maker with respect to the Loans, the Notes and the Loan Obligations, it being agreed that the advances to each Borrower inure to the benefit of all Borrowers, and that the Lender is relying on the joint and several liability of the Borrowers as co-makers in extending and continuing the extension of the Term Loan Obligations hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Note or other Term Loan Obligation payable to the Lender, it will forthwith pay the same, without notice or demand.

         C. AMENDED INTEREST RATE. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but effective as of the date hereof, as set forth in the other Sixth Global Agreement Documents, the Lender and the Borrowers have agreed to modify the interest rate with respect to all of the Term Loan Obligations as follows:

                  (1) Each Term Loan Obligation shall bear interest at a rate per annum equal to the Applicable Interest Rate for the Interest Period in effect for such Term Loan Obligation. On the first Interest Payment Date after the Restructuring Effective Date, the Borrowers shall be obligated to pay (or satisfy) interest accruing on the Loans from and after September 30, 2003 though such Interest Payment Date.

                  (2) Notwithstanding the foregoing, if any principal of, interest on any Loan Obligation or other Loan Obligation payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any of the Notes, 2% plus the rate otherwise applicable to such Notes as provided in the preceding paragraph of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to Notes as provided in subsection (1) of this Section.

                  (3) Accrued interest on each Term Loan Obligation shall be payable in arrears on each Interest Payment Date for such Term Loan Obligation; PROVIDED that (i) interest accrued pursuant to subsection (2) of this Section shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

                  (4) All interest hereunder shall be computed on the basis of a year of 360 days, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         D. INTEREST RATE ELECTION. In its sole discretion, as provided in this section, Borrowers may elect to pay accrued interest on any Note on an Interest Payment Date (or, in the case of a prepayment, on the date of such prepayment) for such Note either: (A) at the PIK&Cash Payment Rate through the remittance of both (i) the Cash Portion, which is a payment in Cash corresponding to an interest rate of 4% per annum plus (ii) the PIK
Portion corresponding to an interest rate of 8% per annum (such election, a "PIK&CASH PAYMENT ELECTION"); or (B) at the Cash Payment Rate through the remittance of the Cash Payment Amount, which is a payment on Cash corresponding to an interest rate of 8% (such election, a "CASH PAYMENT ELECTION").

                  (1)      To make a PIK&Cash Payment Election  pursuant to this
                           Section 7(D) with respect to any Note for any Interest Period (or, in the case of a prepayment, on the date of such prepayment, the portion of an Interest Period ending on the prepayment date), the Borrowers shall notify the Lender of such election by facsimile or telephone not later than 1:00 p.m., New York time, six (6) Business Days before the Interest Payment Date (or, in the case of a prepayment, six
                           (6) Business Days before the prepayment date) for the current Interest Period for such Borrowing (the "PIK&CASH PAYMENT ELECTION DEADLINE"). Each telephonic PIK&Cash Payment Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written PIK&Cash Payment Election Request in a form approved by the Administrative Agent and signed by the Borrowers.

                  (2) Each telegraphic and written PIK&Cash Payment Election Request shall specify the Term Loan Obligation to which such PIK&Cash Payment Election Request applies;

                  (3) Following receipt of a PIK&Cash Payment Election Request, (a) the Lender shall advise the Borrowers by 11 a.m., New York time, on the Interest Payment Date (or, in the case of a prepayment, on the prepayment date) relating to such PIK&Cash Payment Election Request of the details thereof, including the Lender's determination of the Cash Payment Portion and the PIK Portion (including its calculation thereof) as determined pursuant to Subsection (6) hereof, and (b) within ten (10) Business Days after the PIK&Cash Payment Election Deadline, the Borrowers shall deliver to the Lender a new note in substantially the form hereof for the PIK Portion relating to such PIK&Cash Payment Election Request, provided, however, that the failure to deliver any such PIK Portion note shall not affect the Borrowers' obligations relating to the PIK Portion (or interest thereon) from and after the Interest Payment Date giving rise thereto.

                  (4) Subject to Section 7(D)(6) below, if the Borrowers fail to deliver a timely PIK&Cash Payment Election Request with respect to any Note prior to the PIK&Cash Payment Election Deadline for an Interest Period and in accordance with requirements of this section, then (i) the Borrowers shall be deemed to have made the Cash Payment Election for that Note for that

                           Interest Period and (ii) the Applicable Interest Rate for that Note for that Interest Period shall be the Cash Payment Rate.

                  (5) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to make the PIK&Cash Payment Election if a Default or an Event of Default has occurred and is continuing (unless this requirement is waived by the Required Lenders). If the Borrowers are not entitled to make the PIK&Cash Payment Election for any Interest Period with respect to any Note or Term Loan Obligation, then the Interest Rate for that Interest Period for such Note or Term Loan Obligation shall be the Cash Payment Rate.

                  (6) With respect to any Borrowing for which a PIK&Cash Payment Election has been made in accordance with this Section 7(D), the PIK Portion shall mean the principal amount that has a value equal to the amount of accrued interest at the PIK Portion Rate for that Term Loan Obligation for the Interest Period (or, in the case of a prepayment, the portion of an Interest Period ending on the prepayment date) for which the PIK&Cash Payment Election has been made (the "PIK PORTION"). The PIK Portion shall not be paid in cash but shall automatically and without further action on the part of any party be added to the outstanding principal amount of the Term Loan Obligations on the Interest Payment Date for such Interest Period (or, in the case of a prepayment, the portion of an Interest Period ending on the Prepayment Date) and shall be considered as outstanding principal under the Notes that shall accrue interest thereon from and after such Interest Payment Date at the Applicable Interest Rate.

                  (7) Further, with respect to any Borrowing for which a PIK&Cash Payment Election has been made in accordance with this Section 7(D), (1) interest shall accrue on the Term Loan Obligation with respect to such Note for such Interest Period (or, in the case of a prepayment, the portion of such Interest Period ending on the repayment date) at the PIK&Cash Payment Rate, and (2) the Cash Portion shall mean the amount of accrued interest at the Cash Portion Rate for that Obligation for the Interest Period (or, in the case of a prepayment, the portion of an Interest Period ending on the Prepayment Date) for which the PIK&Cash Payment Election has been made (the "CASH PORTION"). The Cash Portion shall be payable in immediately available funds on the Interest Payment Date for such Interest Period (or, in the case of a prepayment, the portion of an Interest Period ending on the Prepayment Date).

                  (8) With respect to any Term Loan Obligation for which a Cash Payment Election has been made in accordance with this Section 7(D), (1) interest shall accrue on the Term Loan Obligation with respect to such Term Loan Obligation for such Interest Period (or, in the case of a prepayment, the portion of such Interest Period ending on the Prepayment Date) at the Cash Payment Rate, and (2) the Cash Payment Amount shall mean the amount of accrued interest at the Cash Payment Rate for that Borrowing for the Interest Period (or, in the case of a prepayment under Section 7(A), the portion of an Interest Period ending on the Prepayment Date) for which the Cash Payment Election has been made (the "CASH PAYMENT AMOUNT"). The Cash Payment Amount shall be payable in immediately available funds on the Interest Payment Date for such Interest Period (or, in the case of a prepayment under Section 7(A), the portion of an Interest Period ending on the Prepayment Date) in accordance with section 7(N) hereof.

         E. REDUCTION IN PRINCIPAL AMOUNT OF THE L/C LOAN; ADJUSTMENTS. On the Restructuring Effective Date, the parties agree that principal amount outstanding on the L/C Loan shall be reduced by $95,068.21 (from $719,494.90 to $624,426.69. After giving effect to this cancellation of debt, the parties agree that the principal amount outstanding on the Term Notes shall be equal to the sum of $10,000,000. In addition, Borrowers covenant and agree that on the Restructuring Effective Date any Past Due Expense Deficiency shall be capitalized and included as part of the principal outstanding under the Tranche A Notes (as defined in the Revolving Credit Agreement).


         F. NO REDUCTION IN OBLIGATIONS. Except to the extent specifically provided in 7(E) above, no payment or payments made by any of the Borrowers or any other Person or received or collected by the Administrative Agent or any Lender from any of the Borrowers or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Loan Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of each Borrower under this Agreement, which shall remain liable for the Loan Obligations until the Loan Obligations are paid in full and the Commitments are terminated.

         G. OBLIGATIONS ABSOLUTE. Each Borrower agrees that the Loan Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. All Loan Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any Credit Documents or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payments of, or in any other term of, all or any part of the Loan Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including any increase in the Loan Obligations resulting from the extension of additional credit to any Borrower or otherwise;
(c) any taking, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Loan Obligations; (d) any change, restructuring or termination of the corporate structure or existence of any Borrower; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any

Borrower. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Loan Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower otherwise, all as though such payment had not been made.

         H. WAIVER OF SURETYSHIP DEFENSES. Each Borrower agrees that the joint and several liability of the Borrowers provided for in Section 7(B) shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Lender specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Lender with respect to any of the Loan Obligations, nor by any other agreements or arrangements whatever with the other Borrowers or with anyone else, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Loan Obligations, and may be enforced without requiring the Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein or in another Loan Document) with respect to any of the Loan Obligations, the Notes, this Agreement or any other Loan Document and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any collateral.

         I. PAYMENTS RECEIVED ON ACCOUNT OF ANY OF BORROWERS' ASSETS OR PROPERTY RIGHTS. In addition to any other prepayment requirements contained in the Credit Documents and the Revolving Loan Documents, each Borrower hereby covenants and agrees that it shall remit directly to Lender all payments or proceeds that such Borrower receives (or obtains the benefit of) with respect to, on account of, or related to such Borrower's assets or rights to assets as a mandatory repayments of the Term Loan Obligations and the Revolving Loan Obligations, which repayments shall be applied in order, and subject to the limitations, contained in Section 7(N) of the Term Sixth Global Amendment Agreement.

         J. AMENDED MATURITY DATE. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but effective as of the date hereof, as set forth in the other Sixth Global Agreement Documents, the Lender and the Borrowers have agreed to modify the Credit Documents to provide that all accrued and unpaid interest and all then unpaid principal on the Term Loan Obligations shall be due and payable on the Maturity Date.

                  Extension  of  Maturity  Date  upon  Satisfaction  of  Certain
                  Conditions:

                  (1) THE FIRST EXTENSION. If each of the following conditions are satisfied (collectively, the "FIRST EXTENSION REQUIREMENTS"): (i) the Borrowers have paid and satisfied to the Administrative Agent and the Lenders all Loan Obligations, including all interest due on or before the Interest Payment Date that falls on the original Maturity Date, but excluding principal payments, (ii) no Defaults or Events of Default have occurred and are continuing as of the original Maturity Date (unless such Default or Event of Default has been waived in writing by the Administrative Agent), and (iii) after the payment of the interest due on the Interest Payment Date that falls on the Maturity Date, the amount in the Cash Collateral Account is at least equal to 4.0% of the then outstanding principal amount of Loan Obligations (including both the Revolving Loan Obligations and the Term Loan Obligations); then the Maturity Date shall be extended from March 31, 2005 to September 30, 2005.

                  (2) THE SECOND EXTENSION. If each of the following conditions are satisfied (collectively, the "SECOND EXTENSION REQUIREMENTS"): (i) the Maturity Date has been extended to September 30, 2005 pursuant to
                           Section 7(J)(1), (ii) the Borrowers have paid and satisfied to the Administrative Agent and the Lenders all Loan Obligations, including all interest due on or before the Interest Payment Date that falls on the Maturity Date as extended under Section 7(J)(1), but excluding principal payments, (ii) no Defaults or Events of Default have occurred and are continuing as of such extended Maturity Date (unless such Default or Event of Default has been waived in writing by the Administrative Agent), and (iii) after the payment of the interest due on the Interest Payment Date that falls on such extended Maturity Date, the amount in the Cash Collateral Account is at least equal to 4.0% of the then outstanding principal amount of Loan
                           Obligations (including both the Revolving Loan Obligations and the Term Loan Obligations); then the Maturity Date shall be further extended from September 30, 2005 to March 31, 2006.

                  (3) THE THIRD EXTENSION. If each of the following conditions are satisfied (collectively, the "THIRD EXTENSION REQUIREMENTS"): (i) the Maturity Date has been extended to March 31, 2006 pursuant to Section 7(J)(2)), (ii) the Borrowers have paid and satisfied to the Administrative Agent and the Lenders all Loan Obligations, including all interest due on or before the Interest Payment Date that falls on the Maturity Date as extended under Section 7(J)(b)(2) above, but excluding principal payments, (ii) no Defaults or Events of Default have occurred and are continuing as of such extended Maturity Date (unless such Default or Event of Default has been waived in writing by the Administrative Agent), and (iii) after the payment of the interest due on the Interest Payment Date that falls on the Maturity Date as extended under 7(J)(2), the amount in the Cash Collateral Account is at least equal to 4.0% of then outstanding principal amount of outstanding Loan Obligations (including both the Revolving Loan Obligations and the Term Loan Obligations) as of such date; then the Maturity Date shall be further extended from March 31, 2006 to September 30, 2006.

         K. ASSIGNMENTS; PARTICIPATIONS. The Lender may assign or participate all or a portion of the Lender's Term Loans to any other person or entity in the same manner, and in accordance with the same terms and procedures, as set forth in the Revolving Credit Agreement.

         L. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur:

                  (1) Any Event of Default that exists under the Revolving Loan Documents;

                  (2) Borrowers shall fail to pay any principal of, or interest on, any Term Loan Obligations or any fee or any other amount payable under this Agreement or any other Credit Document when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (3) any representation or warranty made or deemed made by or on behalf of the either Borrower or any Subsidiary in or in connection with this Agreement or any other Credit Document or any amendment or modification hereof or waiver hereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Credit Document or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                  (4) either Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.02 or 5.03 of the Revolving Credit Credit (as made applicable to this Agreement by Section 6(A) hereof) (with respect to the Borrower's existence) or in Article VI of the Revolving Credit Credit (as made applicable to this Agreement by Section 6(A) hereof); PROVIDED, HOWEVER, that with respect to any such default of Cadiz, such default could reasonably be expected to result in a Material Adverse Effect;

                  (5) either Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in subclauses
                           (L)((1), (2) or (3) above, and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender), provided, however, that with respect to any such default of the Cadiz Borrower, such default could reasonably be expected to result in a Material Adverse Effect;

                  (6)      Any  material  default  of the terms of Sixth  Global
                           Amendment   Agreement   or  the  other  Sixth  Global
                           Amendment Documents.

         M. RIGHTS AND REMEDIES FOR ANY EVENT OF DEFAULT. In addition to the rights and remedies set forth in the Credit Documents, upon the occurrence, and during the continuation, of an Event of Default, the Lender may do any one or more of the following:

                  (1) by notice to the Borrowers declare all of the Cadiz Indebtedness and CVDC Indebtedness to be immediately due and payable;

                  (2) settle or adjust disputes and claims directly with account debtors for amounts and upon terms which the Lender considers advisable, and in such cases, the Lender will credit Borrowers' account with only the net amounts received by the Lender in payment of such disputed accounts after deducting all amounts payable by or to the Lender hereunder or under any of the other Credit Documents in connection therewith;

                  (3) without notice to or demand upon either Borrower, make such payments and do such acts as the Lender considers necessary or reasonable in its reasonable discretion to protect its security interests in its collateral agrees to assemble the collateral (other than the real property) if the Lender so requires, and to make the collateral available to the Lender at a place that the Lender may designate which is reasonably convenient to both parties. Borrowers authorize the Lender to enter the premises where any of its collateral is located, to take and maintain possession of the collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in the Lender's determination appears to conflict with the Lender's Liens as provided hereunder or under any of the Credit Documents and to pay all reasonable expenses incurred in connection therewith and to charge Borrowers' account therefor. With respect to any of each Borrower's owned or leased premises, each such Borrower hereby grants the Lender a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender's rights or remedies provided herein, under any other Credit Document, at law, in equity, or otherwise;

                  (4)      without  notice  to  either  of the  Borrowers  (such
                           notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Uniform Commericial Code), set off and apply to the Cadiz Indebtedness and CVDC Indebtedness any and all (a) balances and deposits of the Borrower held by the Lender (including any amounts received in any cash management account), or (b) any indebtedness at any time owing to or for the credit or the account of either of the Borrowers by the Lender;

                  (5) to the extent of the Cadiz Indebtedness and CVDC Indebtedness which have become due and payable, hold, as cash collateral, any and all balances and deposits of Borrowers held by the Lender, and any amounts received in any cash management accounts, to secure the full and final repayment of all of the Cadiz Indebtedness and CVDC Indebtedness;

                  (6) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the collateral held by the Lender. The Lender is hereby granted a license or other right to use, without charge, each Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to such collateral, in completing production of, advertising for sale, and selling any collateral and each Borrower's rights under all licenses and all franchise agreements shall inure to the Lender's benefit;

                  (7) sell any of the collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any of either Borrower's premises) as the Lender determines is commercially reasonable. It is not necessary that any collateral be present at any such sale;

                  (8) the Lender shall give notice of the disposition of the collateral as follows: (A) Lender shall give Borrowers a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of such collateral, the time on or after which the private sale or other disposition is to be made; and (B) the notice shall be personally delivered, or mailed, postage prepaid, to Borrowers as provided in Section 12 hereof, at least 10 days (or, in the case of a mailed notice, 13 days) before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                  (9) the Lender may credit bid and purchase at any public sale;

                  (10) the Lender may seek the appointment of a receiver or keeper to take possession of all or any portion of the collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of a hearing upon five (5) business days written notice to Borrowers;

                  (11) the Lender shall have all other rights and remedies available at law or in equity or pursuant to any other Credit Document;

                  (12) any deficiency that exists after disposition of the collateral as provided above will be paid immediately by the Borrowers. Any excess will be returned, without interest and subject to the rights of third Persons, by the Lender to Borrowers; and

                  (13) (a) the Lender shall have the right to receive any and all cash dividends paid in respect of any pledged equity interests and make application thereof to the obligations in such order as it may determine and (b) at the request of the Lender, all shares of the pledged collateral shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (i) all voting, corporate or other rights pertaining to such shares of any pledged stock at any meeting of shareholders of any of the issuers or otherwise; and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of any pledged equity interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the pledged equity interests upon the
                           merger,        consolidation,         reorganization,
                           recapitalization or other fundamental change in the corporate structure of any of such issuers, or upon the exercise by the Borrowers or the Lender of any right, privilege or option pertaining to such shares of the pledged equity interests, and in connection therewith, the right to deposit and deliver any and all of the pledged equity interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

The rights and remedies of the Lender under this Agreement, the other Credit Documents, and all other agreements shall be cumulative. The Lender shall have all other rights and remedies not inconsistent herewith as provided under the Uniform Commercial Code, by law, or in equity. No exercise by the Lender of one right or remedy shall be deemed an election, and no waiver by the Lender of any Event of Default or Additional Event of Default shall be deemed a continuing waiver. No delay by the Lender shall constitute a waiver, election, or acquiescence by it. Except as expressly provided above in this Section, presentment, demand, protest, notice of intent to accelerate the maturity of the Loan Obligations, notice of acceleration of the maturity of the Cadiz Indebtedness and CVDC Indebtedness and all other notices of any kind are hereby expressly waived. The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Borrowers or against any other Person which may be or become liable in respect of all or any part of the Cadiz Indebtedness and CVDC Indebtedness or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of any collateral held on account of the Cadiz Indebtedness and CVDC Indebtedness or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any such collateral upon the request of the Borrowers or any other Person or to take any other action whatsoever with regard to such collateral or any part thereof.

         N. PAYMENTS RECEIVED ON ACCOUNT OF ANY OF EITHER BORROWER'S ASSETS OR PROPERTY RIGHTS. In addition to any other prepayment requirements contained in the Credit Documents and the Revolving Loan Documents, each Borrower hereby covenants and agrees that it shall remit directly to Lender all payments or proceeds that such Borrower receives (or obtains the benefit of) with respect to, on account of, or related to such Borrower's assets or rights to assets as a mandatory repayments of the of Term Loan Obligations and the Revolving Loan Obligations, which repayments shall be applied in the following order:

                           (A) then due and payable interest under, the Revolving Loan Obligations;

                           (B) the principal amounts outstanding under, the Revolving Loan Obligations;

                           (C) then due and payable interest in the following order, (i) the L/C Loan, (ii) the 1995 Loan, (iii) the CVDC Loan, and (iv) the Cadiz Loan;

                           (D) the principal amounts outstanding under, in the following order, (i) the L/C Loan, (ii) the 1995 Loan, (iii) the CVDC Loan, and (iv) the Cadiz Loan;

                           (E) then all other Revolving Loan Obligations and other amounts due under the Revolving Loan Documents; and

                           (F)      then all  other  Term Loan  Obligations  and
                                    other   amounts   due   under   the   Credit
                                    Documents.

Amounts so prepaid in respect of the Revolving Loans (as defined in the Revolving Loan Agreement) may not be reborrowed. Any such prepayment of the Revolving Loans shall permanently reduce the Commitments (as defined in the Revolving Loan Agreement).

         O. CERTAIN COVENANTS REGARDING EXPRESSIONS OF INTEREST. Until all principal of and interest on each Loan Obligation and all fees payable hereunder shall have been paid in full, each Borrower covenants and agrees with the Lender that each Borrower shall promptly provide the Lender with written notification of any offers or written indications of interest concerning or relating to the purchase, directly or indirectly, of any of the Collateral or any of Borrowers' businesses as soon as practicable with all relevant information concerning any such offer or indication of interest.

         SECTION 8. REGISTRATION AND INVESTOR RIGHTS.

                  Cadiz hereby agrees that all common stock of Cadiz, each of the Warrant Certificates and the Revolving Warrants, the Preferred Certificate of Designation and their respective underlying shares issued at any time, along with all Common Stock of the Cadiz Borrower issued at any time upon the conversion of the any Cadiz Series F Preferred Stock, in each case, whether before or after the date hereof, under any of the Credit Documents, the Sixth Global Amendment Agreement, the Sixth Agreement Documents, the Revolving Loan Documents shall be accorded the registration rights by Cadiz as set forth in, as the case may be, the Registration Rights Agreement.

         SECTION 9. GENERAL RELEASE.

                  In consideration of the amendments, waivers, consents, and the other terms and provisions of this Agreement and the other Sixth Global Agreement Documents, each Borrower, on behalf of itself, its agents, successors, assigns, subsidiaries, partners and Affiliates hereby fully release and forever discharge Lender and Lender's agents, consultants, heirs, successors, assigns, Affiliates, directors, officers, employees, shareholders, executives, servants, attorneys, accountants, representatives and other related persons (collectively, the "RELEASED PARTIES") from any and all rights, claims, demands, actions, causes of action, costs, losses, suits, liens, debts, damages, judgments, executions and demands of every nature, kind and description whatsoever, whether now known or unknown, either at law, in equity or otherwise, which Cadiz, in its own capacity and as successor by merger to CVDC, or any of their agents, successors, assigns, subsidiaries, partners and/or Affiliates ever had or may have against Lender or the other Released Parties, including, without limitation, all claims arising under or in connection with the Cadiz Loan, CVDC Loan, Reimbursement Agreement, 1995 Loan, the Security Documents, the Guarantee, and/or the other Credit Documents and/or in connection with the dealings between the parties up to and including the closing of the transactions contemplated in this Agreement and all claims which have arisen or may arise in any other way whatsoever; provided that nothing herein shall be deemed to release Lender or any other Released Party from any liability or obligations arising in connection with facts or circumstances which occur or arise for the first time after the Effective Date of the transaction contemplated by this Agreement.

                  It is further understood and agreed that the foregoing general release extends to all claims of every kind and nature whatsoever, known, suspected or unsuspected, liquidated or contingent, foreseen or unforeseen, and Cadiz, on behalf of itself and as successor by merger to CVDC, and their respective agents, successors, assigns, subsidiaries, partners and Affiliates hereby waive all rights under Section 1542 of the California Civil Code. Section 1542 of the California Civil Code provides as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH DEBTOR."

         SECTION 10. WAIVER OF ANTI-DEFICIENCY PROTECTION.

                  Cadiz hereby waives, as to this Agreement and any and all Credit Documents heretofore executed in connection with the Cadiz Loan, the CVDC Loan, the Guarantee, the

Reimbursement Agreement, the 1995 Loan, and/or the Security Documents, and any and all the Sixth Global Agreement Documents, any defense, protection or right under:

                  (a) California Code of Civil Procedure ("CCP") Section 580(d) concerning the bar against rendition of a deficiency judgment after foreclosure under a power of sale;

                  (b) CCP Section 580(a) purporting to limit the amount of a deficiency judgment which may be obtained following exercise of a power of sale under a deed of trust; and

                  (c) CCP Section 726 concerning exhaustion of collateral, the form of foreclosure proceedings with respect to real property security located in California and otherwise limiting the amount of a deficiency judgment which may be recovered following completion of judicial foreclosure by reference to the "fair value" of the foreclosed collateral.

         SECTION 11. ADVICE OF COUNSEL.

                  Each of the parties acknowledges that it has entered into this Agreement and the other Sixth Global Agreement Documents voluntarily and that it has had the full opportunity to obtain and consult with counsel of its own choice to advise it in the negotiations for, and in execution of, this Agreement and the documents to be executed pursuant hereto. Each of the parties further acknowledges that it has read this Agreement, that it is fully aware of the contents of this Agreement and the other Sixth Global Agreement Documents and their legal effect and that it has not relied upon any advice, representation or warranty of any kind whatsoever from the other party or its counsel.

         SECTION 12. NOTICES.

                  All notices, elections, consents, approvals, demands, objections, requests or other communications which the parties may be required or desire to give pursuant to, under, or by virtue of this Agreement, the other Sixth Global Agreement Documents, or in the Credit Documents must be in writing and sent by (a) personal delivery, (b) overnight courier service, (c) certified mail, return receipt requested, postage prepaid, or (d) telecopy or other facsimile transmission (provided that if sent by telecopy or other facsimile transmission, such must also sent by express mail or courier (for next business day delivery)), addressed as follows:

                  if to either of the Borrowers, to it at:

                           Cadiz Inc.
                           Attn:  Chief Financial Officer
                           777 S.  Figueroa Street
                           Suite 4250
                           Los Angeles, California 90017
                           Telephone No.:   213-271-1600
                           Facsimile No.:   213 271-1614

                  with a copy to:

                           Howard Unterberger, Esq.
                           Miller & Holguin
                           1801 Century Park East
                           Seventh Floor
                           Los Angeles, CA 90067
                           Telephone No.:   310-556-1990
                           Facsimile No.:   310-557-2205

                  if to the Lender, to it at:

                           ING Capital, LLC
                           1325 Avenue of the Americas
                           New York, New York  10019
                           Attention: Joan Chiappe, Vice President, Pam Kaye and Annette Miller-Lewis and Norma Cruz
                           Reference:  Cadiz
                           Telephone No.:   646-424-6000
                           Facsimile No.:   646- 424 8260

                  with a copy to:

                           Cadwalader, Wickersham & Taft
                           100 Maiden Lane
                           New York, New York 10038
                           Attention: Michael J. Edelman, Esq.
                           Telephone No.:   212-504-6000
                           Facsimile No.:   212-504-6666

The parties may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this paragraph. A notice or other communication sent in compliance with the provisions of this paragraph shall be deemed given and received on the date it is delivered to the other party by telecopy, personal delivery, overnight courier service, or certified mail.

         SECTION 13. CREDIT DOCUMENTS REMAIN BINDING EXCEPT AS EXPRESSLY AMENDED OR MODIFIED BY SIXTH GLOBAL AGREEMENT DOCUMENTS.

                  Except as specifically and expressly provided herein and/or in the other Sixth Global Agreement Documents, the Credit Documents shall remain unchanged and in full force and effect. Without limiting the obligations of the Borrowers under any of the Credit Documents, as amended by the Sixth Global
Agreement Documents, each Borrower, jointly and severally, agrees to pay or reimburse the Lender on demand for all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel to the Lender) in connection with the negotiation, preparation, execution and delivery of this Agreement and the Sixth Global Agreement Documents.

         SECTION 14. GOVERNING LAW; DISPUTE RESOLUTION.

         A. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

         B. Each of the Borrowers and the Lender submit to and accept the exclusive jurisdiction of any United States federal court sitting in the Central District of California or any other court of appropriate jurisdiction sitting in the County of Los Angeles, City of Los Angeles with respect to any action, suit or proceeding arising out of or based upon this Agreement or any matter relating hereto and waives any objection it may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over it. Each of the Borrowers and the Lender agree that service of process in any such action, suit or proceeding may be validly made upon it by certified or registered U.S. Mail, postage prepaid, to the address set forth in
Section 11. Each of the parties hereto waives any right it may have to trial by jury in any proceeding arising out of this Agreement. The Parties irrevocably agree that, should either Party institute any legal action or proceeding in any jurisdiction (whether for an injunction, specific performance, damages or otherwise) in relation to this Agreement, no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from such action or proceeding shall be claimed by it or on its behalf, any such immunity being hereby irrevocably waived, and each Party irrevocably agrees that it and its assets are, and shall be, subject to such legal action or proceeding in respect of its obligations under this Agreement.

         SECTION 15. METHOD OF PAYMENTS.

                  All payments made by either of the Borrowers to the Lender on account of the Term Loan Obligations shall be made in the lawful currency of the United States of America by wire transfer of immediately available funds to the Lender in accordance with the wire instructions set forth on SCHEDULE A hereto.

         SECTION 16. MISCELLANEOUS.

         A. SURVIVAL. All representations, warranties, covenants and other provisions made by the parties hereto shall be considered to have been relied upon by the parties hereto and shall survive the execution, performance and delivery of this Agreement.

         B. SUCCESSORS AND ASSIGNS. This Agreement and the other Sixth Global Agreement Documents, including, without limitation, the representations, warranties, covenants and indemnities contained herein or in the other Sixth Global Agreement Documents, as the case may be, (i) shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and (ii) shall be binding upon and enforceable against the parties hereto and their respective successors and assigns.

         C. FURTHER ASSURANCES. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments, and to take all such action, as the other party may reasonably request in order to consummate the transactions and transfers contemplated hereunder and to effectuate the intent and purposes of this Agreement.

         D. COUNTERPART EXECUTION; TELECOPIES. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one agreement binding all of the parties hereto. Transmission by telecopier of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart, and the parties hereto hereby agree to deliver to each other an original of such counterpart promptly after delivery of the facsimile.

         E. AMENDMENTS; WAIVERS. (1) No amendment of any provision of this Agreement or any other Sixth Global Agreement Document shall be effective unless it is in writing and signed by the Lender and the Borrowers and no waiver of any provision of this Agreement or any other Sixth Global Agreement Document, nor consent to any departure by the Lender or the Borrowers therefrom, shall be effective unless it is in writing and signed by the party affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (2) No failure on the part of any party to exercise, and no delay in exercising, any right hereunder or under any other Sixth Global Agreement Document shall operate as a waiver thereof by such party, nor shall any single or partial exercise of any right hereunder or thereunder, as the case may be, preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each party provided herein or in the other Sixth Global Agreement Documents (x) are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law (except as otherwise expressly set forth herein) and (y) are not conditional or contingent on any attempt by such party to exercise any of its rights under any other related document against the other party or any other entity.

         F. INTEGRATION. This Agreement and the other Sixth Global Agreement Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written.

         G. SEVERABILITY. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction.

         H. CONFLICT. In the event that any of the terms and provisions of this Agreement conflicts with any of the terms and provisions of the other Sixth Global Agreement Documents, the terms and provisions of this Agreement shall, as between Lender and Borrowers, govern and control. In the event that any of the terms and provisions of the Sixth Global Agreement Documents conflicts with any of the terms and provisions of the other Credit Documents, the terms and provisions of the Sixth Global Agreement Documents shall, as between Lender and Borrowers, govern and control.

         I. COSTS BORNE BY NON-PREVAILING PARTY. In the event of any dispute with respect to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all costs and attorneys' fees. J. CAPTIONS; PARAGRAPH HEADINGS. The captions and paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof.

                  IN WITNESS WHEREOF, the Lender and the Borrowers have executed this Agreement by their duly authorized officers as of the date first set forth above.


                                           CADIZ INC., as a Borrower



                                           By:  /s/ Keith Brackpool
                                               ---------------------------------
                                               Name: Keith Brackpool
                                               Title: Chief Executive Officer


                                           CADIZ REAL ESTATE LLC, as a Borrower



                                           By:  /s/ Richard E. Stoddard
                                               ---------------------------------
                                               Name: Richard E. Stoddard
                                               Title: Manager


                                           ING CAPITAL, LLC, as Lender



                                           By:  /s/ Geoffrey W. Arens
                                               ---------------------------------
                                               Name:
                                               Title:

SCHEDULE A:       WIRE INSTRUCTIONS FOR ING AS THE LENDER

                  JPMorgan Chase Bank
                  New York, New York
                  ABA No.:  021 000 021
                  Account No.:  066297311
                  Account Name:  ING Capital
                  Attention:  J. Chiappe
                  Reference:  Cadiz

SCHEDULE B:       LENDER'S LOANS


                  ------------------------------- -------------------------
                  Term Loan Obligations           Principal Balance on
                                                  December 15, 2003(1)
                  ------------------------------- -------------------------
                  Cadiz Loan                      $  3,103,860.02
                  CVDC Loan                       $  3,299,488.32
                  L/C Loan                        $    719,494.90
                  1995 Loan                       $  2,972,224.97
                  TOTALS                          $10,095,068.21
                  ------------------------------- -------------------------


----------
(1) This chart does not reflect the reduction, effective as of the Restructuring Effective Date, of $95,068.21 to the principal amount of the L/C Loan as set forth in Section 7(E) hereof. On the Restructuring Effective Date, after giving effect to such reduction, (a) the outstanding principal balance on the L/C Loan shall be $624,426.69 and (b) principal amount outstanding on the Term Notes shall be equal to the aggregate amount of $10,000,000.


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


              TABLE OF EXHIBITS TO SIXTH GLOBAL AMENDMENT AGREEMENT


EXHIBIT A         Cadiz Series F Preferred Stock Certificate
EXHIBIT B         Cash Collateral Account Agreement"
EXHIBIT C         Consent to Cadiz/Sun World Lease
EXHIBIT D         Consent to Sun World Settlement
EXHIBIT E         CRE Grant Deed
EXHIBIT F         CRE LLC Agreement
EXHIBIT G         New Cadiz/Sun World Lease
EXHIBIT H         Preferred Stock Certificate of Designations
EXHIBIT I         Registration Rights Agreement
EXHIBIT J         Sun World Settlement
EXHIBIT K         Sixth Amended and Restated CVDC Note
EXHIBIT L         Sixth Modification of the First CVDC Deed of Trust
EXHIBIT M         Sixth Modification of the Cadiz Second Deed of Trust
EXHIBIT N         Sixth Modification of the Cadiz Second Deed of Trust
EXHIBIT O         Sixth Amended and Restated Cadiz Note
EXHIBIT P         Sixth Modification of the Cadiz First Deed of Trust
EXHIBIT Q         Sixth Modification of the Second CVDC Deed of Trust
EXHIBIT R         Sixth Amended and Restated Reimbursement Agreement
EXHIBIT S         Sixth Modification of the Cadiz Third Deed of Trust
EXHIBIT T         Sixth Modification of the Third CVDC Deed of Trust
EXHIBIT U         Sixth Modification of Cadiz Third Assignment
EXHIBIT V         Sixth Modification of Third CVDC Security Agreement
EXHIBIT W         Sixth Amended and Restated 1995 Note
EXHIBIT X         Sixth Modification of the Cadiz Fourth Deed of Trust
EXHIBIT Y         Sixth Modification of the Fourth CVDC Deed of Trust
EXHIBIT Z         Pledge and Security Agreement for 1995 Note
EXHIBIT AA        Fifth Modification of the Cadiz Deed of Trust (PSWRI)
EXHIBIT BB        Fifth Modification of the Cadiz Deed of Trust (SWFG)
EXHIBIT CC        Fourth Modification of the Cadiz Seventh Deed of Trust (Piute)
EXHIBIT DD        Purchaser Certificate
EXHIBIT EE        Borrowers' Counsel Opinions


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